HUMANKIND BENEFIT CORPORATION

Humankind US Stock ETF

Supplement dated March 5, 2021
to the Statement of Additional Information
dated February 19, 2021

The Humankind US Stock ETF (the “Fund”) is adding the following to the “Additional Information About Investment Objectives, Risks, and Policies” section of its Statement of Additional Information:

Investment Company Securities

The Fund may invest in the securities of other investment companies (including exchange-traded funds and money market funds) as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. The 1940 Act generally prohibits the Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. However, the Fund may invest in excess of these limits should it satisfy the requirements of certain relief from such prohibition.

Futures Contracts

The Fund may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes and financial instruments. The Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, the Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. The risks of futures contracts include but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded OTC are frequently referred to as forward contracts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE